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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 Current Report
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                February 3, 2005

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                             PETROQUEST ENERGY, INC.
             (Exact name of registrant as specified in its charter)


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
                 DELAWARE                                      72-1440714
         (State of Incorporation)                  (I.R.S. Employer Identification No.)

   400 E. KALISTE SALOOM RD., SUITE 6000
           LAFAYETTE, LOUISIANA                                70508
 (Address of principal executive offices)                    (Zip code)
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                        Commission File Number: 0-019020

       Registrant's telephone number, including area code: (337) 232-7028


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01 OTHER EVENTS

         On February 3, 2005, PetroQuest Energy, Inc. (the "Company") issued a press release updating certain operations, as well as announcing year-end 2004 estimated proved reserves, 2004 production and estimated 2005 capital expenditures. This press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS


         (c) Exhibits:

             99.1 Press Release dated February 3, 2005



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               PETROQUEST ENERGY, INC.

Date: February 3, 2005                            /s/ Daniel G. Fournerat
                                                  ----------------------
                                                  Daniel G. Fournerat
                                                  Senior Vice President, General
                                                  Counsel and Secretary





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                                INDEX TO EXHIBITS


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
EXHIBIT
NUMBER            DESCRIPTION
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
99.1              Press Release dated February 3, 2005
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